OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about intangible assets [abstract]
OTHER INTANGIBLE ASSETS
20 OTHER INTANGIBLE ASSETS

	The Group						The Bank
	Brands	Core deposit intangible	Purchased credit card relationships	Customer- related intangibles	Capitalised software enhancements	Total	Capitalised software enhancements
	£m	£m	£m	£m	£m	£m	£m
Cost:
At 1 January 2019	584	2,770	1,002	50	3,907	8,313	3,306
Additions	—	—	—	—	1,029	1,029	978
Disposals	—	—	—	—	(10)	(10)	(4)
At 31 December 2019	584	2,770	1,002	50	4,926	9,332	4,280
Additions	—	—	—	—	984	984	857
Disposals	—	—	—	—	(55)	(55)	(6)
At 31 December 2020	584	2,770	1,002	50	5,855	10,261	5,131
Accumulated amortisation:
At 1 January 2019	204	2,770	411	50	1,556	4,991	1,244
Charge for the year (note 9)	—	—	70	—	492	562	420
Disposals	—	—	—	—	(2)	(2)	(2)
At 31 December 2019	204	2,770	481	50	2,046	5,551	1,662
Charge for the year (note 9)	—	—	70	—	583	653	515
Disposals	—	—	—	—	(55)	(55)	(6)
At 31 December 2020	204	2,770	551	50	2,574	6,149	2,171
Balance sheet amount at 31 December 2020	380	—	451	—	3,281	4,112	2,960
Balance sheet amount at 31 December 2019	380	—	521	—	2,880	3,781	2,618
Brands arising from the acquisition of Bank of Scotland in 2009 are recognised on the Group's balance sheet and have been determined to have an indefinite useful life. The carrying value at 31 December 2020 was £380 million (2019: £380 million). The Bank of Scotland name has been in existence for over 300 years and there are no indications that the brand should not have an indefinite useful life. The recoverable amount has been based on a value-in-use calculation. The calculation uses post-tax projections of the income generated by the brands, a discount rate of 9.31 per cent and a future growth rate of 2.5 per cent. Management estimates that if the growth rate were decreased by 1 per cent there would have been impairment charge of £50 million